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                                 Exhibit 10(w)




                COMMERCIAL PROMISSORY NOTE MODIFICATION AGREEMENT


                  This Agreement dated the 29th day of September, 1997 by and between CoreStates Bank, N.A., a national banking association, with offices at 4259 West Swamp Road, Doylestown, Pennsylvania, 18901 ("Bank") and Nuclear Research Corporation, a Pennsylvania corporation, having its principal place of business at 125 Titus Avenue, Warrington, Pennsylvania, 18974 ("Borrower").


                                   Background

                  A. Bank and Borrower entered into a loan agreement on or about January 14, 1997 pursuant to which Bank agreed to lend to Borrower the sum of One Million Eight Hundred Thousand Dollars ($1,800,000.00) ("Loan") upon certain terms and conditions for use by the Borrower in connection with the acquisition of the business assets of one company, the acquisition of the assets of a second company and the restructuring of advances by Borrower to Measurement Dynamics LLC.

                  B. In connection with the aforesaid Loan Borrower executed a Note dated January 14, 1997 in favor of Bank in the original principal amount of One Million Eight Hundred Thousand Dollars ($1,800,000.00) (the "Note"), the terms of which are incorporated herein by reference.

                  C. The Note is secured by, inter alia, a Mortgage dated January 14, 1997, executed and delivered by Borrower to Bank and securing the principal sum of One Million Eight Hundred Thousand Dollars ($1,800,000.00), which Mortgage encumbers the property of Borrower known as 125 Titus Avenue, Warrington, Bucks County, Pennsylvania, (the "Property") and was recorded in the Office for the Recorder of Deeds of Bucks County, Pennsylvania, at Land Record Book Page (the "Mortgage").

                  D. The Note is further secured by Guaranty Agreements, in favor of Bank, executed by N.R.C, Acquisition Corp., a Pennsylvania corporation and Measurement Dynamics LLC, a New Jersey limited liability company (herein the "Guarantors"), executed on January 14, 1997.

                  E. The Note, Mortgage, and all other documents executed and delivered in connection with the Loan, as modified, are hereinafter referred to individually as a "Loan Document" and collectively as the "Loan Documents". The property secured by the Mortgage shall be referred to herein as the "Mortgaged Property".

                  F. By the terms of the Note, Borrower is obligated to tender monthly installments of principal each in the amount of Twenty Thousand Dollars ($20,000.00) and payment of the entire principal balance outstanding as of January 14, 2002.

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                  G. Borrower did not complete the acquisitions for which the
Loan proceeds were advanced and therefore a significant portion of the principal sum was not advanced to Borrower.

                  H. Borrower and Bank desire to amend the Loan Documents in order to reduce the amount of the monthly installments of principal, reduce the term of the Loan, carry forward the liens against the Mortgaged Property and to make other necessary modifications, all on the terms and conditions set forth herein.

                  NOW THEREFORE, INTENDING TO BE LEGALLY BOUND HEREBY, and in consideration of the mutual covenants and promises contained herein, Bank and Borrower hereby agree to modify the Note dated on or about January 14, 1997, as follows:

                 1. Section (a) of the Note is hereby modified as follows:

                           (a) Commencing on the effective date of this
Modification Agreement and thereafter on the same day of each succeeding month, Borrower shall repay the then outstanding principal balance of the Loan in thirty-two (32) equal successive monthly installments of principal each in the amount of Eight Thousand Seven Hundred Fifty Dollars ($8,750,00), together with interest monthly on the outstanding principal balance at the fixed rate of 7.85% per annum. If not sooner paid the entire principal balance outstanding and all accrued but unpaid interest shall be due and payable in full no later than January 14, 2000.

                 2. Borrower hereby represents and warrants that as of the date hereof:

                                    (i) The current outstanding principal
balance of the Note as of the effective date of this Modification Agreement is Two Hundred Eighty Thousand Dollars ($280,000.00);

                                    (ii) No default or event of default exists
under the Loan Documents, including the Note, Mortgage, or any other Loan Document, and there exists no condition which, but for the passage of time or the giving of notice, or both, would constitute a default under the Loan Documents, including the Note, the Mortgage, or any other Loan Document;

                                    (iii) There are no set-offs or defenses
which Borrower has against the enforcement of the Note, the Mortgage, or any other Loan Documents; and

                                    (iv) The Mortgage Modification Agreement
dated even date herewith is not intended to have any effect upon the lien priority of the Mortgage or to impair the security of any other lienholder.

                 3. As a condition precedent to the execution by Bank of this Agreement, Borrower agrees to the following:

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                                    (i) The Mortgage shall continue to be a
fourth lien mortgage against the property which it encumbers.

                                    (ii) Borrower agrees to pay all fees and
expenses of Bank in connection with the issuance and preparation of this Agreement, including all legal fees.

                                    (iii) Borrower shall obtain the consent of
the Guarantors to this Agreement.

                 4. Except as expressly extended and amended by this Modification Agreement, the Note, Mortgage, and other Loan Documents shall remain in full force and effect pursuant to their respective terms. This Modification Agreement is not intended to be nor shall it constitute a novation of the Note or any other Loan Document or the indebtedness and obligations evidenced or secured thereby, as the case may be. Borrower hereby ratifies, confirms and approves the Note, Mortgage, and other Loan Documents, as modified by this Modification Agreement, and the indebtedness and obligations evidenced and/or secured thereby and Borrower agrees that the same shall constitute valid and binding, agreements of Borrower, enforceable in accordance with their respective terms. All references to the Loan Documents contained in the Note, Mortgage, and any other Loan Documents shall be deemed to refer to such documents as amended and extended by this Modification Agreement,

                 5. Borrower hereby represents, warrants and reaffirms to Bank that it is the intention of the parties to this Modification Agreement that all existing collateral security held by the Bank shall continue to serve as collateral for the Note and any other liabilities due the Bank by the Borrower pursuant to the Note and other Loan Documents, and, until the Loan is paid in full, the security interests and mortgages held by the Bank shall otherwise continue in full force and legal effect.

                 6. This Agreement shall be effective as of June 14, 1997.

                 7. All provisions of this Modification Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and assigns. This Modification shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. Borrower hereby acknowledges receipt of a true copy of this Agreement.



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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement effective the day and year first above written.

Bank

                                 CORESTATES BANK, N.A.

                                 By: /s/ Edward F. Mulligan
                                     ----------------------------------------
                                     Name:  Edward F. Mulligan
                                     Title: Vice President


"Borrower"                       NUCLEAR RESEARCH CORPORATION


                                 By: /s/ Earl M. Pollock
                                     -----------------------------------------
                                     Name:  Earl M. Pollock
                                     Title: President



                                               CONSENT OF GUARANTORS

                  N.R.C. Acquisition Corp. and Measurement Dynamics LLC, as Guarantors for the obligations of Borrower under Guaranty Agreements dated January 14, 1997, do hereby consent to the Note Modification Agreement set forth above and do hereby reaffirm all of its obligations and liabilities as Guarantors of Borrower.


                                N.R.C. ACQUISITION CORP.


                                By: /s/ Earl M. Pollock
                                    ------------------------------------------
                                    Name:  Earl M. Pollock
                                    Title: President


                                MEASUREMENT DYNAMICS LLC



                                By: /s/ Ernest Delaney
                                    -------------------------------------------
                                    Name:  Ernest Delaney
                                    Title: Executive Vice President


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